UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number         811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: March 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

QUARTERLY REPORT

MARCH 31, 2019 *Unaudited*

	INSTITUTIONAL	INVESTOR
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX

GuideStone Funds

© 2019 GuideStone® 325756 04/19

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBSW	—	Bank Bill Swap Rate
BUBOR	—	Budapest Interbank Offered Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
KORIBOR	—	Korea Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBID	—	Mumbai Interbank Bid Rate
MIBOR	—	Mumbai Interbank Offered Rate
NIBOR	—	Norwegian Interbank Offered Rate
NSE	—	National Stock Exchange of India Ltd.
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
SPDR	—	Standard and Poor's Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TIIE	—	The Equilibrium Interbank Interest Rate
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of March 31, 2019, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$238,861,649	25.40%
Medium-Duration Bond	260,218,764	16.27
Extended-Duration Bond	14,343,569	6.17
Global Bond	111,488,273	20.41
Defensive Market Strategies	104,679,972	9.42
International Equity Index	4,963,966	0.81
International Equity	12,611,839	1.05
Emerging Markets Equity	10,956,835	2.33
Global Real Estate Fund	535,266	0.22
Strategic Alternatives	32,748,081	8.28

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of March 31, 2019. Maturity date for money market instruments is the date of the next interest rate reset.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of March 31, 2019.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 1 in Notes to Schedules of Investments).
Ø	—	7-day current yield as of March 31, 2019 is disclosed.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Schedules of Investments). As of March 31, 2019, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$2,559,493	0.16%
Global Bond	36,842	0.01
Small Cap Equity	1,956,000	0.34
International Equity	—	—

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(T)	—	Par is denominated in Turkish Lira (TRY).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Pesos (DOP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
TDB	—	Counterparty to contract is Toronto-Dominion Bank.
UBS	—	Counterparty to contract is UBS AG.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The ICE BofAML 0-3 Month U.S. T-Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.
The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of The ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.
The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
March 31, 2019 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 53.1%
Federal Farm Credit Bank
(Floating, ICE LIBOR USD 1M - 0.08%), 2.42%, 07/30/19†	$ 5,720,000	$ 5,718,844
(Floating, ICE LIBOR USD 3M - 0.12%), 2.64%, 01/27/20†	16,100,000	16,104,522
(Floating, ICE LIBOR USD 1M - 0.05%), 2.44%, 02/04/20†	18,000,000	18,000,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.43%, 02/07/20†	13,700,000	13,699,880
(Floating, ICE LIBOR USD 1M + 0.00%), 2.48%, 06/19/20†	11,000,000	11,006,247
(Floating, ICE LIBOR USD 1M - 0.05%), 2.43%, 08/17/20†	4,255,000	4,255,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.45%, 09/11/20†	5,475,000	5,474,764
(Floating, ICE LIBOR USD 1M + 0.03%), 2.51%, 12/14/20†	6,300,000	6,299,562
Federal Farm Credit Bank Discount Notes
2.24%, 04/12/19	1,740,000	1,738,820
2.43%, 06/17/19	6,955,000	6,919,298
2.44%, 06/28/19	4,815,000	4,786,634
2.56%, 07/22/19	6,240,000	6,191,078
2.55%, 07/23/19	12,250,000	12,153,354
2.46%, 07/25/19	4,525,000	4,489,875
2.62%, 07/29/19	31,155,000	30,888,694
2.43%, 08/15/19	6,560,000	6,500,523
2.65%, 09/12/19	4,260,000	4,209,348
2.50%, 11/20/19	3,500,000	3,444,048
2.45%, 01/17/20	9,610,000	9,422,012
2.40%, 02/04/20	5,880,000	5,760,386
Federal Home Loan Bank
(Floating, ICE LIBOR USD 3M - 0.16%), 2.44%, 06/12/19†	3,695,000	3,694,810
(Floating, ICE LIBOR USD 1M - 0.09%), 2.40%, 06/14/19†	20,410,000	20,410,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.44%, 06/20/19†	1,290,000	1,290,000
2.47%, 06/20/19†	21,140,000	21,140,000
(Floating, U.S. SOFR + 0.04%), 2.69%, 06/21/19†	2,085,000	2,085,000
2.44%, 06/24/19†	7,750,000	7,750,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.45%, 06/28/19†	1,290,000	1,290,000
2.49%, 07/11/19	2,250,000	2,250,000
2.48%, 07/15/19	5,195,000	5,195,000
(Floating, U.S. SOFR + 0.02%), 2.67%, 07/17/19†	1,835,000	1,835,000
(Floating, ICE LIBOR USD 1M - 0.11%), 2.38%, 07/19/19†	19,690,000	19,690,000
(Floating, ICE LIBOR USD 1M - 0.08%), 2.41%, 08/27/19†	7,925,000	7,925,000
(Floating, U.S. SOFR + 0.02%), 2.67%, 08/27/19†	3,575,000	3,575,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.41%, 09/09/19†	16,095,000	16,095,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 09/11/19†	10,000,000	10,000,000
	Par	Value
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 09/17/19†	$ 5,800,000	$ 5,800,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 09/27/19†	5,980,000	5,980,000
(Floating, U.S. SOFR + 0.01%), 2.66%, 11/13/19†	8,495,000	8,495,000
(Floating, U.S. SOFR + 0.03%), 2.68%, 12/06/19†	2,685,000	2,685,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.49%, 12/19/19†	4,765,000	4,765,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.45%, 01/14/20†	3,175,000	3,175,000
(Floating, U.S. SOFR + 0.05%), 2.70%, 01/17/20†	610,000	610,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 02/24/20†	10,755,000	10,755,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.45%, 02/25/20†	5,825,000	5,825,000
(Floating, ICE LIBOR USD 1M - 0.02%), 2.49%, 06/01/20†	13,000,000	13,000,000
(Floating, U.S. SOFR + 0.08%), 2.73%, 07/24/20†	1,710,000	1,710,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.46%, 08/04/20†	3,570,000	3,570,000
(Floating, ICE LIBOR USD 3M - 0.13%), 2.49%, 12/21/20†	8,000,000	8,000,000
(Floating, U.S. SOFR + 0.12%), 2.77%, 03/12/21†	5,725,000	5,725,000
Federal Home Loan Bank Discount Notes
2.42%, 04/01/19	1,115,000	1,115,000
2.38%, 04/03/19	20,000,000	19,997,349
2.38%, 04/05/19	16,060,000	16,055,744
2.47%, 04/09/19	11,200,000	11,193,927
2.42%, 04/10/19	19,490,000	19,478,319
2.40%, 04/12/19	1,785,000	1,783,689
2.40%, 04/17/19	16,665,000	16,647,120
2.41%, 04/22/19	24,495,000	24,460,529
2.40%, 04/24/19	17,955,000	17,927,414
2.44%, 05/02/19	6,750,000	6,735,992
2.45%, 05/07/19	5,785,000	5,770,914
2.42%, 05/08/19	17,190,000	17,147,422
2.43%, 05/13/19	15,950,000	15,905,223
2.45%, 05/14/19	18,755,000	18,700,788
2.44%, 05/15/19	13,750,000	13,709,458
2.42%, 06/12/19	12,925,000	12,862,572
2.46%, 06/13/19	5,530,000	5,502,751
2.52%, 06/21/19	6,630,000	6,592,855
2.46%, 06/28/19	2,345,000	2,331,071
2.45%, 07/08/19	5,345,000	5,309,788
2.43%, 07/11/19	30,000,000	29,796,317
2.47%, 09/20/19	23,260,000	22,988,606
2.44%, 09/27/19	15,320,000	15,135,810
2.49%, 10/11/19	3,070,000	3,029,594
2.47%, 10/15/19	5,135,000	5,066,250
Federal Home Loan Mortgage Corporation
(Floating, U.S. SOFR - 0.01%), 2.64%, 04/17/19†	2,790,000	2,790,000

See Notes to Schedule of Investments.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 1M - 0.10%), 2.39%, 08/08/19†	$10,510,000	$ 10,508,158
Federal Home Loan Mortgage Corporation Discount Notes
2.43%, 05/20/19	3,200,000	3,189,547
Total Agency Obligations (Cost $713,114,906)		713,114,906
U.S. TREASURY OBLIGATIONS — 10.0%
U.S. Treasury Bills
2.07%, 04/02/19Ω	35,445,000	35,442,627
2.13%, 04/09/19Ω	1,555,000	1,554,171
2.08%, 04/16/19Ω	7,470,000	7,462,468
2.12%, 04/23/19Ω	7,775,000	7,763,264
2.36%, 05/16/19Ω	13,300,000	13,260,100
2.49%, 06/06/19Ω	5,150,000	5,126,443
2.45%, 08/29/19Ω	15,000,000	14,846,562
2.41%, 02/27/20Ω	5,410,000	5,291,257
		90,746,892
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.07%), 2.46%, 04/30/19†	18,995,000	18,995,945
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 2.44%, 07/31/20†	10,000,000	10,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 2.44%, 10/31/20†	12,000,000	11,980,179
		40,976,124
U.S. Treasury Notes
3.13%, 05/15/19	1,035,000	1,035,815
1.38%, 07/31/19	1,040,000	1,036,089
		2,071,904
Total U.S. Treasury Obligations (Cost $133,794,920)		133,794,920

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Select Portfolio (Shares), 2.28% Ø (Cost $490,585)	490,585	490,585

Par
REPURCHASE AGREEMENTS — 36.5%
Bank of Nova Scotia
2.60% (dated 03/29/19, due 04/01/19, repurchase price $95,020,583, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, 0.125% to 3.375%, due 11/30/20 to 04/15/32, total market value $96,921,080)	$95,000,000	95,000,000
	Par	Value
BNP Paribas
2.59% (dated 03/29/19, due 04/01/19, repurchase price $95,020,504, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills, 0.000% to 2.500%, due 09/19/19 to 02/15/46, total market value $96,900,000)	$95,000,000	$95,000,000

2.62% (dated 03/29/19, due 04/01/19, repurchase price $13,002,838, collateralized by U.S. Treasury Notes, 1.125% to 2.125%, due 01/15/21 to 08/15/21, total market value $13,260,015)	13,000,000	13,000,000
Citigroup Global Markets, Inc.
2.62% (dated 03/29/19, due 04/01/19, repurchase price $19,004,148, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, Government National Mortgage Association, 1.125% to 3.490%, due 12/31/19 to 02/15/60, total market value $19,380,000)	19,000,000	19,000,000
Goldman Sachs & Co.
2.55% (dated 03/29/19, due 04/01/19, repurchase price $31,006,588, collateralized by Government National Mortgage Association, 4.000%, due 05/20/29 to 12/20/48, total market value $31,620,000)	31,000,000	31,000,000

2.75% (dated 03/27/19, due 04/03/19, repurchase price $23,012,299, collateralized by Government National Mortgage Association, 2.500% to 4.500%, due 10/15/27 to 12/20/48, total market value $23,460,000)	23,000,000	23,000,000
HSBC Securities USA, Inc.
2.60% (dated 03/29/19, due 04/01/19, repurchase price $5,001,083, collateralized by U.S. Treasury Bonds, Federal Home Loan Mortgage Corporation, 0.000% to 5.875%, due 02/15/36 to 11/15/47, total market value $5,131,276)	5,000,000	5,000,000
Mitsubishi UFJ Securities USA, Inc.
2.60% (dated 03/29/19, due 04/01/19, repurchase price $30,006,500, collateralized by Government National Mortgage Association, 3.000% to 3.580%, due 07/20/45 to 10/15/58, total market value $30,600,000)	30,000,000	30,000,000

See Notes to Schedule of Investments.

	Par	Value
Mizuho Securities USA, Inc.
2.62% (dated 03/29/19, due 04/01/19, repurchase price $95,020,742, collateralized by Federal National Mortgage Association, U.S. Treasury Bonds, U.S. Treasury Notes, 0.750% to 4.590%, due 10/31/20 to 10/01/48, total market value $97,173,374)	$95,000,000	$95,000,000
Natixis S.A.
2.55% (dated 03/29/19, due 04/01/19, repurchase price $21,004,463, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills, 0.000% to 3.000%, due 01/02/20 to 05/15/42, total market value $21,420,082)	21,000,000	21,000,000

2.60% (dated 03/29/19, due 04/01/19, repurchase price $4,000,867, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, 2.125% to 6.625%, due 03/31/24 to 11/15/47, total market value $4,080,032)	4,000,000	4,000,000
	Par	Value
TD Securities USA LLC
2.60% (dated 03/29/19, due 04/01/19, repurchase price $60,013,000, collateralized by Federal National Mortgage Association, 4.000%, due 03/01/47, total market value $61,800,000)	$60,000,000	$ 60,000,000
Total Repurchase Agreements (Cost $491,000,000)		491,000,000
TOTAL INVESTMENTS — 99.6% (Cost $1,338,400,411)		1,338,400,411
Other Assets in Excess of Liabilities — 0.4%		5,823,222
NET ASSETS — 100.0%		$1,344,223,633
VALUATION HIERARCHY
The following is a summary of the inputs used, as of March 31, 2019, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 713,114,906	$ —	$ 713,114,906	$ —
Money Market Funds	490,585	490,585	—	—
Repurchase Agreements	491,000,000	—	491,000,000	—
U.S. Treasury Obligations	133,794,920	—	133,794,920	—
Total Assets - Investments in Securities	$1,338,400,411	$490,585	$1,337,909,826	$ —
See Notes to Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  VALUATION OF SECURITIES
Each series of GuideStone Funds (each, a “Fund” and collectively, the “Funds”), except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The Valuation Committee is comprised of individuals from GuideStone Capital Management (“GSCM”) who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.
Investments in open-end mutual funds, including the GuideStone Select Funds and the Northern Institutional Liquid Assets Portfolio are valued at their closing NAV each business day.
Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.
The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments).
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.
A valuation hierarchy including information regarding transfers in or out of Level 3, where applicable, is shown at the end of each Fund’s Schedule of Investments.
a. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
b. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.
c. Loan Participations
The Fixed Income Funds, Defensive Market Strategies Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense. There were no commitments at March 31, 2019.
d. REITs
The Fixed Income Funds and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
e. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
f. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At March 31, 2019, the values of securities sold short in the Low-Duration Bond Fund, Defensive Market Strategies Fund, International Equity Fund and Strategic Alternatives Fund amounted to $727,412, $872,547, $59,217,809 and $36,843,698, respectively.
g. Security Transactions
Security transactions are accounted for on the date securities are purchased or sold (the trade date).
h. Synthetic Convertible Instruments
The Defensive Market Strategies Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.
Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gains or losses.

Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended March 31, 2019, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default. At March 31, 2019, there were no investments in CDS agreements on asset-backed securities.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At March 31, 2019, there were no cross-currency swap agreements.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Asset Derivative Value
Fund	Total Value at 3/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 111,225	$ 40,030	$ —	$ —	$ 71,195
MyDestination 2025
Futures	$ 427,822	$ 116,609	$ —	$ —	$ 311,213
MyDestination 2035
Futures	$ 378,639	$ 52,213	$ —	$ —	$ 326,426
MyDestination 2045
Futures	$ 243,613	$ 13,923	$ —	$ —	$ 229,690
MyDestination 2055
Futures	$ 71,021	$ 1,740	$ —	$ —	$ 69,281
Conservative Allocation
Futures	$ 58,889	$ 17,574	$ —	$ —	$ 41,315
Balanced Allocation
Futures	$ 461,277	$ 160,210	$ —	$ —	$ 301,067
Growth Allocation
Futures	$ 416,546	$ 54,147	$ —	$ —	$ 362,399
Aggressive Allocation
Futures	$ 376,132	$ —	$ —	$ —	$ 376,132
Low-Duration Bond
Forwards	$ 355,621	$ —	$ 355,621	$ —	$ —
Futures	1,768,355	1,768,355	—	—	—
Purchased Options	917	917	—	—	—
Swaps	309,602	309,602	—	—	—
Totals	$ 2,434,495	$ 2,078,874	$ 355,621	$ —	$ —
Medium-Duration Bond
Forwards	$ 1,043,968	$ —	$ 1,043,968	$ —	$ —
Futures	11,477,437	11,477,437	—	—	—
Purchased Options	4,823,389	4,416,451	406,938	—	—
Swaps	4,551,423	3,877,190	—	674,233	—
Totals	$ 21,896,217	$ 19,771,078	$ 1,450,906	$ 674,233	$ —
Global Bond Fund
Forwards	$ 518,246	$ —	$ 518,246	$ —	$ —
Futures	2,316	2,316	—	—	—
Purchased Options	51,982	—	51,982	—	—
Totals	$ 572,544	$ 2,316	$ 570,228	$ —	$ —
Defensive Market Strategies
Forwards	$ 185,423	$ —	$ 185,423	$ —	$ —
Equity Index
Futures	$ 1,371,522	$ —	$ —	$ —	$ 1,371,522

	Asset Derivative Value
Fund	Total Value at 3/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Value Equity
Forwards	$ 248,614	$ —	$ 248,614	$ —	$ —
Futures	863,649	—	—	—	863,649
Totals	$ 1,112,263	$ —	$ 248,614	$ —	$ 863,649
Growth Equity
Futures	$ 1,144,688	$ —	$ —	$ —	$ 1,144,688
Small Cap Equity
Futures	$ 165,525	$ —	$ —	$ —	$ 165,525
International Equity Index
Futures	$ 485,651	$ —	$ —	$ —	$ 485,651
International Equity
Forwards	$ 1,182,251	$ —	$ 1,182,251	$ —	$ —
Futures	1,439,322	—	—	—	1,439,322
Swaps	404,152	—	—	—	404,152
Totals	$ 3,025,725	$ —	$ 1,182,251	$ —	$ 1,843,474
Emerging Markets Equity
Forwards	$ 1,599,019	$ —	$ 1,599,019	$ —	$ —
Futures	513,256	—	—	—	513,256
Swaps	438	—	—	—	438
Totals	$ 2,112,713	$ —	$ 1,599,019	$ —	$ 513,694
Global Real Estate Securities
Futures	$ 110,904	$ —	$ —	$ —	$ 110,904
Strategic Alternatives
Forwards	$ 10,866,571	$ —	$ 10,866,571	$ —	$ —
Futures	255,349	255,349	—	—	—
Purchased Options	673,456	—	—	—	673,456
Swaps	1,459,697	1,277,572	—	—	182,125
Totals	$ 13,255,073	$ 1,532,921	$ 10,866,571	$ —	$ 855,581

	Liability Derivative Value
Fund	Total Value at 3/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 19,511	$ —	$ 19,511	$ —	$ —
Futures	2,301,172	2,301,172	—	—	—
Written Options	57,694	57,628	—	66	—
Swaps	1,501,494	1,455,536	—	45,958	—
Totals	$ 3,879,871	$ 3,814,336	$ 19,511	$ 46,024	$ —

	Liability Derivative Value
Fund	Total Value at 3/31/19	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 1,329,671	$ —	$ 1,329,671	$ —	$ —
Futures	5,886,220	5,886,220	—	—	—
Written Options	5,355,754	5,349,860	5,834	60	—
Swaps	11,518,029	11,306,997	—	211,032	—
Totals	$ 24,089,674	$ 22,543,077	$ 1,335,505	$ 211,092	$ —
Global Bond Fund
Forwards	$ 2,200,696	$ —	$ 2,200,696	$ —	$ —
Futures	489,694	489,694	—	—	—
Totals	$ 2,690,390	$ 489,694	$ 2,200,696	$ —	$ —
Defensive Market Strategies
Forwards	$ 87	$ —	$ 87	$ —	$ —
Written Options	488,079	—	—	—	488,079
Totals	$ 488,166	$ —	$ 87	$ —	$ 488,079
Value Equity
Forwards	$ 3,192	$ —	$ 3,192	$ —	$ —
International Equity
Forwards	$ 1,102,362	$ —	$ 1,102,362	$ —	$ —
Futures	334,411	—	—	—	334,411
Swaps	164,371	—	—	—	164,371
Totals	$ 1,601,144	$ —	$ 1,102,362	$ —	$ 498,782
Emerging Markets Equity
Forwards	$ 692,432	$ —	$ 692,432	$ —	$ —
Futures	42,137	—	—	—	42,137
Swaps	37,115	—	—	—	37,115
Totals	$ 771,684	$ —	$ 692,432	$ —	$ 79,252
Strategic Alternatives
Forwards	$ 11,725,102	$ —	$ 11,725,102	$ —	$ —
Futures	333,932	333,932	—	—	—
Written Options	395,337	—	—	—	395,337
Swaps	729,339	662,190	—	—	67,149
Totals	$ 13,183,710	$ 996,122	$ 11,725,102	$ —	$ 462,486

Volume of Derivative Transactions
The table below summarizes the average balance of derivative holdings by fund during the period ended March 31, 2019. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Contracts
MyDestination 2015	$ —	$ 5,572,776	$ —	$ —
MyDestination 2025	—	17,157,097	—	—
MyDestination 2035	—	17,260,703	—	—
MyDestination 2045	—	10,740,810	—	—
MyDestination 2055	—	3,588,063	—	—
Conservative Allocation	—	6,968,880	—	—
Balanced Allocation	—	25,409,099	—	—
Growth Allocation	—	19,092,994	—	—
Aggressive Allocation	—	18,871,415	—	—
Low-Duration Bond	36,019,125	556,205,754	127,906	165,100,000
Medium-Duration Bond	149,653,224	1,042,581,996	3,010,446	737,028,751
Global Bond	44,683,837	11,972,930	38,347	—
Defensive Market Strategies	21,616,482	—	—	—
Equity Index	—	69,952,115	—	—
Value Equity	—	41,125,021	—	—
Growth Equity	—	57,859,565	—	—
Small Cap Equity	—	20,235,720	—	—
International Equity Index	—	32,741,360	—	—
International Equity	173,445,029	86,197,428	—	18,962,168
Emerging Markets Equity	82,801,520	59,392,882	—	161,348,370
Global Real Estate Securities	—	7,839,510	—	—
Strategic Alternatives	630,836,213	22,481,557	578,314	153,007,859

	Short Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Contracts
Low-Duration Bond	$ 12,309,629	$ 381,368,033	$ 369,339	$ 122,200,000
Medium-Duration Bond	102,659,450	721,184,025	3,500,471	310,752,225
Global Bond	46,159,637	28,197,102	—	—
Defensive Market Strategies	936,329	—	601,383	—
International Equity	156,339,583	32,523,756	—	15,085,775
Emerging Markets Equity	95,344,983	10,554,577	—	2,634,842
Strategic Alternatives	642,945,024	60,951,752	974,238	222,003,984
3.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At March 31, 2019, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$ 115,888,459	$ 114,841,873	$ 3,378,785	$ 118,220,658
Medium-Duration Bond	76,727,487	69,448,396	8,919,958	78,368,354
Extended-Duration Bond	25,371,029	24,969,467	912,585	25,882,052
Global Bond	53,096,181	39,571,762	14,858,207	54,429,969
Defensive Market Strategies	52,978,931	24,966,911	29,271,238	54,238,149
Equity Index	88,029,356	88,955,909	911,112	89,867,021
Value Equity	46,604,390	46,295,819	1,290,705	47,586,524
Growth Equity	166,925,638	170,105,453	280,095	170,385,548
Small Cap Equity	115,834,049	103,426,838	14,896,023	118,322,861
International Equity Index	23,728,919	20,322,126	4,747,395	25,069,521
International Equity	26,259,933	24,601,119	3,235,343	27,836,462
Emerging Markets Equity	16,183,301	12,597,449	4,080,999	16,678,448
Global Real Estate Securities	24,836,192	18,539,582	7,154,962	25,694,544
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.
4.  MARKET AND CREDIT RISK
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Each Fund may face potential risks associated with the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. On March 29, 2017, Prime Minister Theresa May provided the European Council formal notification of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. This formal notification began a two-year period of negotiations about the terms of the United Kingdom's exit from the EU. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU, which are matters to be negotiated. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.
5.  REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
6.  SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Item 2.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date May 30, 2019

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date May 30, 2019

*	Print the name and title of each signing officer under his or her signature.